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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

       We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51791) of CIGNA Corporation of our report dated May 31, 1996, appearing on page 11-K-5 of this Form 11-K.

/s/ PRICE WATERHOUSE LLP

Philadelphia, Pennsylvania
June 27, 1996

                                      -E-2-